Peoples BANCORP®

Nasdaq: PEBO

Investor Presentation

4th Quarter 2018

Safe Harbor Statement

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the "2018 Form 10-K"), which is available on the Securities and Exchange Commission ("SEC") website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2018 Form 10-K under the section, "Risk Factors" in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Overview

- Profile, Investment Rationale, Strategy and Culture
- Strategic Priorities and Financial Results
- Acquisition
- Q4 and Full Year 2018 Performance
- Appendix

Profile, Investment Rationale, Strategy and Culture

Corporate Profile

- **Financial holding company headquartered in Marietta, Ohio.**
  - Provides a broad range of banking, insurance, and investment services
- **Current snapshot:**
  - Assets: $4.0 billion; Loans: $2.7 billion
  - Deposits: $3.0 billion
  - Market capitalization: $665 million
  - Assets under admin/mgmt: $2.2 billion
- **Current footprint**
  - Demographics:
    - Median income: $45,000
  - Key industries:
    - Health care
    - Manufacturing (plastics/petrochemicals)
    - Oil/gas/coal activities (shale opportunities)
    - Education and social services
    - Tourism
  - Unemployment:
    - OH: 4.6%
    - WV: 5.1%
    - KY: 4.4%
    - US: 3.9%



OH
Cleveland
Beachwood
77
Mount Vernon
Coshocton
New Philadelphia
Worthington
Newark
Columbus
Zanesville
70
Lancaster
Centerville
71
33
Chillicothe
New Vienna
Hillsboro
Cincinnati
Jackson
32
Marietta
Morgantown
79
Ashland
Huntington
Charleston
WV
64
77
KY
Pikeville

Market data as of February 25, 2019
Unemployment data as of December 2018
Financial data as of December 31, 2018

Investment Rationale

- **Unique community banking model**
  - Greater revenue diversity (31% non-interest income, excluding gains and losses) than the average $1 - 10 billion bank
  - Strong community reputation and active involvement
  - Local market teams capable of out-maneuvering larger banks
  - More sophistication and product breadth than smaller banks (insurance, retirement plans, swaps, etc.)
- **Strong, diverse businesses earning non-interest income**
  - 20th largest bank-owned insurance agency, with expertise in commercial, personal, life & health
  - Wealth management – $2.2 billion in assets under administration and management, including brokerage, trust and retirement planning
- **Capacity to grow our franchise**
  - Strong capital and fundamentals to support M&A strategy
  - Proven integration capabilities and scalable infrastructure
- **Committed to disciplined execution**
  - Strong, integrated enterprise risk management process
  - Dedicated to delivering positive operating leverage
  - Focused on business line performance and contribution, operating efficiency, and credit quality
- **Attractive dividend opportunity**
  - Targeting 40% to 50% payout ratio
  - Dividend paid increased from $0.15 per share for Q1 2016 to $0.30 for Q4 2018

What PEBO Stands For!

- Mission, Vision and Values
- Brand Promise
- Go To Market Proposition
- Strategic Road Map for Best Community Bank in America

Mission, Vision and Values

Our Mission

Our mission is to be the primary financial resource for our businesses and clients who value us as true financial partners. We grow these relationships by delivering trusted advice, extraordinary personal service, and a seamless, integrated suite of services that meets all their needs.

Our Vision

Our vision is to be the leading financial services provider to the clients and markets we serve.

Our Values

Peoples' Employee Promise Circle represents how we do business and our never-ending pursuit of creating value for our clients. Our strategies to serve clients and enhance shareholder value often change, but our values remain constant.

- Clients First
- Integrity Always
- Respect for All
- Commitment to Community
- Lead the Way
- Excellence in Everything



Clients First • Integrity Always • Respect for All • Commitment to Community • Lead the Way • Excellence in Everything •
Peoples
BANK
Working Together. Building Success.®

Brand Promise

We will work side by side to overcome challenges and seize opportunities. We listen and work with you. Together, we will build and execute thoughtful plans and actions, blending our experience and expertise, to move you toward your goals. Our core difference is providing you peace of mind, confidence and clarity in your financial life.

Working Together. Building Success.®

PEBO's *Go To Market* proposition of Insurance, Investment and Banking is unique to our footprint and enables a complete financial relationship with our Clients

Peoples has been in the banking business since 1902

Peoples Insurance is among the 20 largest bank-owned insurance agencies in the United States

Top 250 Most Profitable Clients



50%
25%
0%
42%
11%
29%
26%
16%
22%
% with insurance
% with investments
Old Markets
New Markets
Total

Data as of December 31, 2018
Old Markets are KY, WV, SE Ohio, Cambridge and Columbus
New Markets are SW and NE Ohio (including Coshocton)

Peoples has financial advisors to meet individual and business (401K) needs

16 Market Teams made up of professionals from all lines of business

Strategic Road Map for Best Community Bank in America

Best Community Bank in America

- Commitment to Superior Shareholder Returns
- Clients' 1st Choice for Banking, Investing and Insurance
- Great Place to Work
- Meaningful Impact on Our Communities

Responsible Risk Management

- Embrace Our Way of Life
- Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance
- Do Things Right the First Time
- Raise Your Hand
- Discover the Root Cause
- Excel at Change Management

Extraordinary Client Experience

- Delight the Client
- Deliver Expert Advice and Solutions
- Provide a Consistent Client Experience
- Lead Meaningful Client Reviews
- Evolve the Mobile Experience
- DWYSYWD

Profitable Revenue Growth

- Acquire, Grow and Retain Clients
- Earn Client Referrals
- Understand Client Needs and Concerns
- Live the Sales and Service Processes
- Value Our Skills and Expertise
- Operate Efficiently
- Execute Thoughtful Mergers and Acquisitions

First Class Workplace

- Hire for Values
- Strive for Excellence
- Invest in Each Other
- Promote a culture of learning
- Coach in Every Direction
- Recognize and Reward Performance
- Balance Work and Life
- Cultivate Diversity
- Spread Goodness

Strategic Priorities and Financial Results

Strategic Priorities

Positive Operating Leverage	• Focused on sustainable revenue growth • Disciplined expense management • Expand revenue versus expense growth gap beyond 2% • Drive core efficiency ratio to 60%	See page 26 See page 27 See page 28 See page 29
Superior Asset Quality	• Preserve key metrics superior to most of our peers • Balance growth with prudent credit practices • Improve diversity within the loan portfolio	See page 31 See page 32 See page 35
High Quality Balance Sheet	• Achieve meaningful loan growth each year • Maintain emphasis on core deposit growth • Adjust earning asset mix by shifting investments to loans • Prudent use of capital (dividends, share repurchases & acquisitions)	See page 36 See page 37 See page 39 See page 40

New Strategic Targets

	Metrics	YTD 12/31/17	YTD 12/31/18	3-Year Strategic Target Range *	Status as of 12/31/18
Improve Asset Quality	NPAs as a percent of total loans and OREO (1)	0.74%	0.71%	0.70% to 1.00%	✓
	Net charge-offs as a percent of average total loans	0.15%	0.15%	0.30% to 0.50%	✓
Adjust Balance Sheet Mix	Total loans to total assets	65.81%	68.37%	72.0% to 77.5%	
	Total loans to total deposits	86.33%	92.33%	85.0% to 95.0%	✓
	DDAs to total deposits	42.10%	39.98%	40.0% to 45.0%	
	Borrowings to total funding	11.46%	13.62%	15.0% to 20.0%	✓
High Quality, Diversified Revenue Stream	Total revenue growth versus prior year period	6.47%	12.54%	5% to 9%	✓
	Non-interest income, excluding gains and losses, to total revenue	31.71%	30.63%	35% to 40%	
Strong Capital Position	Total stockholders' equity to total assets	12.80%	13.03%	12% to 14%	✓
	Tangible equity to tangible assets (2)	9.14%	9.35%	8% to 10%	✓
Operating Leverage	Net interest margin (3)	3.62%	3.71%	3.6% to 3.8%	✓
	Efficiency ratio adjusted for non-core items (2)	61.85%	61.32%	Below 60%	
Execute on Strategies	Return on average stockholders' equity adjusted for non-core items (2)	8.40%	10.46%	11.5% to 13.0%	
	Return on average assets adjusted for non-core items (2)	1.08%	1.32%	1.45% to 1.55%	
	Pre-provision net revenue adjusted for non-core items / total average assets (2)	1.67%	1.77%	Over 1.80%	
	Dividend payout (4)	39.86%	46.65%	40% to 50%	✓

(1) Nonperforming loans include loans 90+ days past due and accruing, renegotiated loans and nonaccrual loans. NPAs include nonperforming loans and Other Real Estate Owned.
(2) Non-US GAAP financial measure. See Appendix.
(3) Information presented on a fully tax-equivalent basis.
(4) Dividend data reflects amounts declared with respect to earnings for the period indicated.

* Current 3 Year Strategy Planning Period = 2019-2021

Peoples BANCORP

Financial Expectations – 2019

- Annualized organic loan growth of 6% to 8%
- Long-term rates could increase but remain more volatile than in prior years, which could impact ability to produce meaningful loan growth
- An increase in credit costs, as unusually low charge-offs were experienced in the industry during 2018
- A net interest margin of approximately 3.75%
- An increase in non-interest income, excluding net gains and losses, of between 7% and 9%
- Total revenue growth of up to 9%
- Total non-interest expense growth, excluding non-core expenses, of 4% to 6%
- Efficiency ratio adjusted for non-core items of between 59% and 61%
- A 19% to 19.5% effective federal income tax rate

PEBO Stock Performance – 1, 3, 5 Year

Total Annual Return as of December 31, 2018


1-Year
3-Year
5-Year
-5%
-10%
-16%
-4%
20%
12%
7%
9%
9%
10%
7%
8%
PEBO
Peer Group
NASDAQ Banks
SPX 500

*YTD not annualized

Total Return includes impact of dividends

Peers include: SRCE, CHCO, CCNE, CTBI, FMNB, FISI, FCF, FDEF, THFF, FRME, GABC, HBNC, LKFN, PRK, STBA, SYBT, TMP, TSC, UCFC, NWBI, SMMF

Our Capabilities

Products and Services	***National Banks***					Peoples Bank	***Community Banks***				
	Chase	Wells Fargo	Bank of America	PNC	Huntington		City National	Community Trust	WesBanco	Park National	United Bank
Banking and Lending	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Trust and Investment Services	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Bundled Retirement Plan Service	No	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Bank Owned Insurance Agency	No	No	No	Yes	Yes	Yes ★	No	No	Yes	Yes	No
General online and mobile capabilities											
Online Account Opening	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	No	No	Yes	Yes
Online banking and mobile app	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Online and mobile payment capabilities											
Bill Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Biometrics & Passcode Login	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Mobile Deposit	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Zelle (Realtime P2P Payments)	Yes	Yes	Yes	Yes	No	Coming in 2019	No	Yes	Yes	Yes	No
Apple Pay and Samsung Pay	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	Yes	Yes
Online and mobile capabilities to put customer in control, prevent fraudulant activities											
Positive Pay and Reverse Positive Pay	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
ACH approval on mobile	No	Yes	No	No	No	Yes	No	Yes	Yes	Yes	Yes
Positive Pay on mobile	No	Yes	No	No	No	Yes ★	No	Yes	No	Yes	Yes
Debit card on / off switch	No	Yes	Yes	No	Yes	Yes ★	Yes	Yes	No	Yes	No
Realtime debit card notifications	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

★ Indicates PEBO has advantage over Community Banks group

Information based on competitor websites and is accurate as of January 15, 2019

Peoples Market Insight

- Strongest deposit market share positions in more rural markets where we can affect pricing
- Presence near larger cities puts us in position to capture lending opportunities in more urban markets (e.g. Cleveland, Akron, Canton, Cincinnati and Columbus)



OHIO
Cleveland-Elyria, OH
Akron, OH
Mount Vernon, OH
Coshocton, OH
Columbus, OH
Zanesville, OH
Cambridge, OH
Dayton, OH
Marietta, OH
Wilmington, OH
Athens, OH
Cincinnati, OH-KY-IN
Jackson, OH
Parkersburg-Vienna, WV
WEST VIRGINIA
Point Pleasant, WV-OH
Huntington-Ashland, WV-KY-OH

Note: Green areas represent more urban population centers

MSA	Rank	Deposits ($000)*	Deposit Market Share (%)
Marietta, OH	1	706,482	46.79%
Wilmington, OH	1	210,914	34.21%
Cambridge, OH	1	219,162	34.22%
Coshocton, OH	2	113,920	22.47%
Portsmouth, OH	3	129,467	16.22%
Point Pleasant, WV	3	82,809	22.64%
Athens, OH	3	88,222	12.22%
Jackson, OH	4	63,993	15.71%
Parkersburg-Vienna, WV	7	112,015	6.92%
Zanesville, OH	7	22,584	1.58%
Mount Vernon, OH	9	10,963	1.32%
Cincinnati, OH-KY-IN	14	414,826	0.37%
Huntington-Ashland, WV-KY-OH	17	126,837	2.22%
Akron, OH	19	87,722	0.63%
Cleveland-Elyria, OH	24	115,658	0.17%
Columbus, OH	28	97,136	0.14%
Non-MSA		348,717	
Total		**2,951,427**	

*Source: S&P Global Market Intelligence @ 6/30/18
From Annual Summary of Deposits Report

Acquisition

First Prestonsburg Transaction

First Commonwealth 1st Bank Member FDIC

First Prestonsburg Bancshares Inc. is the parent company of First Commonwealth Bank of Prestonsburg, Inc.
Deal announced on October 29, 2018

- Nine full service branches in and around the Prestonsburg and Pikeville markets in eastern Kentucky
- First Prestonsburg Bancshares Inc. ranks in the top 3 in market share in 4 of the 5 counties in which it operates
- Opportunity to gain synergies with existing insurance operation in the area
- Will provide liquidity in rising deposit cost environment

Transaction Summary	
Deal Value:	$45.4 million
Cost savings:	35% 2019 Phase-in = 75% 2020 Phase-in = 100%
Gross loan mark:	3.70%
One-time costs:	$9 million
Due diligence:	Completed
Required approvals:	First Prestonsburg shareholder approval has been completed. Regulatory approvals are pending.
Anticipated closing / Conversion dates:	2nd Quarter of 2019

Financial Summary as of 12/31/18

- Total assets = $308 million
- Total loans = $138 million
- Total deposits = $239 million
- Premium to core deposits = 8.4%

Financial Impact at Announcement Date

- Full Year 1 Earnings Per Share Accretion of about 5%
- Tangible book earn-back of about 2 years
- Price / Last Twelve Months earnings = 18.5 x

Peoples BANCORP

Q4 and Full Year 2018 Performance

Fourth Quarter 2018 Highlights

- Return on average assets of 1.38% annualized for the fourth quarter of 2018
- Over a 50% increase in net income for the fourth quarter of 2018 compared to the fourth quarter of 2017, and a 9% increase over the linked quarter
- Growth of 17% in net interest income and 8% in non-interest income, excluding gains and losses, compared to the fourth quarter of 2017
- Positive operating leverage compared to both the linked quarter and fourth quarter of 2017
- An improvement of 7% in our tangible book value per share from September 30, 2018
- Organic loan growth of 5% annualized compared to September 30, 2018
- Classified loans declined $5 million, or 11%, compared to September 30, 2018

Full Year 2018 Highlights

- Total revenue growth of 13% compared to the full year of 2017
- Improvement in the efficiency ratio, adjusted for non-core items, compared to 2017
- Stable asset quality metrics, with continually growing loan portfolio, and net charge-offs at 0.15% of average total loans, consistent with 2017
- Cash dividends paid in 2018 were $1.12, which were 33% higher than the amount paid in 2017
- Net interest margin increased to 3.71%, compared to 3.62% in 2017
- Tangible book value per share increased to $18.30, compared to $17.17 in 2017

Business Highlights

- Commercial Banking
  - Average loans for 2018 up 13% from 2017
  - $25 million lending "house limit" although legal limit is over $50 million
- Retail Banking
  - Indirect loans grew by $67.0 million, or 20%, since December 31, 2017
  - Consumer Demand Deposit Account accounts at 38% of total consumer deposits
- Insurance
  - Commercial property & casualty lines comprising 56.1% of revenue
  - Expanding life & health segment comprising 15.4% of revenue
- Trust and Investments
  - $2.2 billion in assets under administration and management
  - 2018 trust and investment income was up 9% over 2017
  - Retirement planning, 401(k) administration, brokerage and trust services

Total Revenue Growth

25% increase in total revenue from Q4-16 to Q4-18



(thousands) Not to scale
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$12,111
$26,667
$13,334
$26,945
$13,590
$28,090
$12,610
$29,220
$13,119
$29,122
$14,894
$29,359
$13,807
$32,808
$14,341
$33,324
$14,192
$34,121
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18*
Q3-18*
Q4-18*
Net Interest Income
Non-Interest Income, Excluding Gains and Losses

* The second through fourth quarters of 2018 benefited from the acquisition of ASB Financial Corp ("ASB"). On April 13, 2018, Peoples completed the acquisition ASB. ASB merged into Peoples, and ASB's wholly-owned subsidiary, American Savings Bank, fsb, which operated seven full-service bank branches and two loan production offices in southern Ohio and eastern Kentucky, merged into Peoples Bank. Loans acquired, coupled with increasing loan yields, contributed to the increase in net interest income, and the acquired mortgage origination operation contributed to the increase in non-interest income.

Core Non-Interest Expense *



Twelve consecutive quarters of controlled expenses
Core Non-Interest Expenses *
Ongoing Expenses Resulting from ASB Acqusition
$30,000
$29,000
$28,000
$27,000
$26,000
$25,000
$24,000
$23,000
$22,000
$21,000
$20,000
(thousands) Not to scale
$889
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18**
Q3-18
Q4-18

* Non-US GAAP financial measure. See Appendix.

** Q2 2018 included ongoing expenses resulting from the ASB acquisition, such as salaries and occupancy expenses.

Adjusted Operating Leverage

Adjusted operating leverage is the difference between total revenue growth and non-interest expense growth, on a percentage basis, excluding acquisition-related expenses and pension settlement charges.

Versus the same quarter in the prior year, adjusted operating leverage has been positive for six of the past eight quarters.



10%
5%
0%
-5%
0%
7%
7%
8%
7%
0%
1%
1%
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18

Versus the prior year, adjusted operating leverage was positive for fiscal years 2016 through 2018.



6%
4%
2%
0%
5%
5%
3%
FY-16
FY-17
FY-18

Adjusted operating leverage is a non-US GAAP financial measure since it excludes the impact of acquisition-related expenses and pension settlement charges.

Efficiency Ratio Adjusted for Non-core Items *

Efficiency ratio has improved as a result of expense control and revenue growth



66.00%
65.00%
64.00%
63.00%
62.00%
61.00%
60.00%
64.89%
61.19%
60.74%
60.71%
61.42%
62.03%
60.80%
61.04%
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
6% improvement from Q1 2017 to Q4 2018



68.00%
67.00%
66.00%
65.00%
64.00%
63.00%
62.00%
61.00%
60.00%
59.00%
58.00%
67.49%
64.30%
61.85%
61.32%
FY-15
FY-16
FY-17
FY-18
9% improvement from FY 2015 to FY 2018

* The efficiency ratio adjusted for non-core items is defined as core non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus core non-interest income excluding all gains and losses. This amounts represents a non-US GAAP financial measure since it excludes the impact of all gains and/or losses, core banking system conversion revenue and expenses, acquisition-related expenses, pension settlement charges, and other non-recurring expenses in earnings, and uses fully tax-equivalent net interest income. (see Appendix).

Deposits Per Branch

Deposits per full service branch has trended upward since 2015, assisting us in being a more efficient bank.



Total Deposits Per Full Service Branch
$44,000,000
$42,000,000
$40,000,000
$38,000,000
$36,000,000
$34,000,000
$32,000,000
$30,000,000
Total Deposits
75
70
65
60
Number of Branches
12/31/15
12/31/16
12/31/17
12/31/18
Deposits/Full Service Branch
Full-Service Bank Branches

Improvement in Key Metrics

Peoples' focus on steadily growing loans and deposits, managing expenses, and increasing operating leverage, has resulted in improvement in key financial metrics



Return on Average Assets Adjusted for Non-Core Items(1)(2)
Quarter
Year
1.40%
1.30%
1.20%
1.10%
1.00%
1.10%
1.25%
1.35%
1.33%
1.34%
1.08%
1.32%
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
FY-17
FY-18



Return on Average Tangible Stockholders' Equity Adjusted for Non-Core Items (1)(2)
Quarter
Year
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
11.50%
13.32%
14.97%
14.70%
14.48%
13.13%
16.27%
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
FY-17
FY-18



Tangible Book Value Per Share
$18.30
$18.10
$17.90
$17.70
$17.50
$17.30
$17.10
$16.90
$16.70
$17.17
$17.04
$17.17
$17.44
$18.30
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18



PPNR Adjusted for Non-Core Items (1)(2)
PPNR to Total Average Assets Adjusted for Non-Core Items (1)(2)
Quarter
Year
$68,000
$66,000
$64,000
$62,000
$60,000
$58,000
$56,000
$54,000
$52,000
2.15%
2.05%
1.95%
1.85%
1.75%
1.65%
1.55%
1.45%
1.72%
1.82%
1.72%
1.76%
1.77%
1.67%
1.77%
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
FY-17
FY-18

(1) Non-US GAAP financial measure. See Appendix.

(2) Presented on an annualized basis.

Asset Quality – NPAs/Assets

NPAs as a percentage of total assets have consistently been superior to midwest banks with $1 - $10 billion in total assets



NPAs / Assets
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
.47%
.53%
.62%
.68%
.58%
.54%
.50%
.49%
.45%
.43%
.46%
.49%
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
$1-10 billion Midwest Banks
Peoples Bank

Source: S&P Global Market Intelligence. Non-performing assets are defined as nonaccrual loans plus troubled debt restructurings plus other-real estate owned.

NPA Composition

NPAs at 12/31/18 were primarily composed of well-collateralized commercial real estate and residential real estate loans, consistent with trend noted in recent quarters



$30
$25
$20
$15
$10
$5
$-
($ millions)
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
CRE
Residential
C&I
HELOC
Consumer

Asset Quality

Criticized and classified loan levels remain reasonable



Dollars in Thousands
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
30.4%
29.9%
30.1%
32.3%
27.4%
25.6%
32.2%
31.3%
30.0%
28.2%
16.5%
17.4%
16.8%
15.4%
11.7%
13.1%
12.4%
14.4%
12.4%
10.8%
19,346
21,325
18,293
16,921
16,219
15,692
16,202
16,069
16,235
17,098
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Nonaccrual Loans
Criticized Loans / Tier 1 Capital + ALLL *
Classified Loans / Tier 1 Capital + ALLL *

* In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard or doubtful. Classified loans includes loans categorized as substandard or doubtful.

Loan Composition

Loan Portfolio (Excluding Deposit Overdrafts)



Consumer, direct 2.7%
Construction 5.0%
Home Equity Lines of Credit 4.9%
Consumer, Indirect 14.9%
Commercial Real Estate ("CRE") 29.9%
Residential Real Estate 21.8%
Commercial & Industrial 20.7%

Commercial Real Estate Portfolio*

The Commercial Real Estate Portfolio was comprised of loans to the following industries at December 31, 2018.



Multi Family 15%
Other 31%
Mixed Use 12%
Residential Construction 0%
Light Industrial 7%
Land 2%
Child Care 1%
Office 11%
Assisted Living 5%
Educational Services 3%
Retail 6%
Warehouse 4%
Lodging 3%

Data as of December 31, 2018

Total loan portfolio = $2,728,778

*Exposure Including Commitments

Total CRE portfolio = $939,325

Total Loan Growth

Organic loan growth was 7% over December 31, 2017



($millions)
$2,700
$2,600
$2,500
$2,400
$2,300
$2,200
$2,100
$2,000
$2,327
$2,357
$2,402
$2,458
$229
$2,708
$2,729
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Total Loans Except ASB*
ASB* Acquired Loans
Average Loan Balances

*On April 13, 2018, Peoples completed the acquisition ASB. ASB merged into Peoples, and ASB's wholly-owned subsidiary, American Savings Bank, fsb, which operated seven full-service bank branches and two loan production offices in southern Ohio and eastern Kentucky, merged into Peoples Bank. Loans acquired in the acquisition are represented in the green bar above.

Deposit Growth

Total deposits were up 8% compared to December 31, 2017
For the quarter ended December 31, 2018, cost of deposits was 0.73%



$3,000
$2,500
$2,000
$1,500
$1,000
$500
($millions)
$2,730
$2,813
$2,949
$3,041
$2,955
42%
41%
39%
38%
40%
DDAs**
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Non-interest-bearing DDAs**
Interest-bearing DDAs**
Savings accounts
Retail certificates of deposit
Money market deposit accounts
Governmental deposit accounts
Brokered certificates of deposit
ASB* acquired deposits

*On April 13, 2018, Peoples completed the acquisition ASB. ASB merged into Peoples, and ASB's wholly-owned subsidiary, American Savings Bank, fsb, which operated seven full-service bank branches and two loan production offices in southern Ohio and eastern Kentucky, merged into Peoples Bank. Deposits acquired in the acquisition are represented in the green bar above.

** DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts.

Deposit and Funding Costs and Betas

Peoples has maintained low deposit and funding costs relative to banks in the $2B to $10B universe, midwest banks, and the banking industry as a whole



Cost of Interest Bearing Deposits
55%
45%
35%
25%
15%
PEBO
$2B to $10B
Midwest Banks
Industry Average
Cumulative Hike Cycle
YoY
QoQ



Cost of Funds
45%
35%
25%
15%
5%
PEBO
$2B to $10B
Midwest Banks
Industry Average
Cumulative Hike Cycle
YoY
QoQ



Cost of Interest Bearing Liabilities
50%
40%
30%
20%
10%
PEBO
$2B to $10B
Midwest Banks
Industry Average
Cumulative Hike Cycle
YoY
QoQ



Cost of Total Deposits
40%
35%
30%
25%
20%
15%
10%
PEBO
$2B to $10B
Midwest Banks
Industry Average
Cumulative Hike Cycle
YoY
QoQ

Source: Sandler O'Neill Q4 2018 Update on Bank Industry Beta Trends, dated February 22, 2019

Earning Asset Mix

Since 2013, the percentage of earning assets composed of investments has decreased, while the percentage composed of loans has increased.



$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Total Earning Assets
80%
70%
60%
50%
40%
30%
20%
Percentage of Total Earning Assets
64%
69%
70%
72%
73%
76%
36%
31%
30%
28%
27%
24%
FY-13
FY-14
FY-15
FY-16
FY-17
FY-18
Investments
Loans
Investments %
Loans %

Prudent Use of Capital

- **Dividends**
  - Consistently evaluate dividend and adjust accordingly – annualized dividend yield at December 31, 2018 was 3.99%
  - On a percentage basis, dividend increase has out paced earnings per share growth of the last two years



Cash Dividends Declared Per Share
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.15
$0.16
$0.16
$0.17
$0.20
$0.20
$0.22
$0.22
$0.26
$0.28
$0.28
$0.30
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18

- **Acquisitions**
  - One insurance acquisition and three bank acquisitions were completed in 2014
  - One insurance acquisition and one bank acquisition were completed in 2015
  - One investment acquisition was completed in 2016
  - Two insurance acquisitions were completed in 2017
  - A bank acquisition was completed in April 2018, and another was announced in October 2018
- **Capital priorities**
  - Organic growth, dividends and acquisition activities

CRE Concentration Analysis

- **CRE exposure is well below supervisory criteria established to identify institutions with heightened CRE concentration risk**
  - Exposure levels also compare favorably to peer institution concentration levels
  - Concentration levels have improved relative to peers on a linked quarter basis

Peer Bank Subs - CRE Loans / Risk-Based Capital



400%
350%
300%
250%
200%
150%
100%
50%
0%
222%
155%
TSC
STBA
FDEF
SMMF
TMP
CCNE
FCF
GABC
Universe $1-$10 B
SYBT
HBNC
CHCO
FRME
UCFC
FISI
LKFN
PEBO
FMNB
CTBI
NWBI
PRK
THFF
SRCE

Note: For the following peers, 12/31/18 data was not available, so the data above represents the most recent that is available for these peers: UCFC, SMMF, FMNB

★ 300% is the level considered heightened CRE concentration risk per supervisory guidance

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12/31/18. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land, and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD)

Peoples BANCORP

Peer financial institutions are used in this presentation. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples' Compensation Committee in analyzing and setting executive compensation for 2018.

CRE Concentration Analysis



Peer Bank Subs -- Construction, Land, and Land Development Loans / Risk-Based Capital
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
45%
36%
UCFC
SYBT
CCNE
FDEF
LKFN
FRME
SMMF
Universe $1-$10 B
FISI
GABC
PEBO
HBNC
STBA
TMP
FCF
PRK
FMNB
TSC
THFF
NWBI
CTBI
SRCE
CHCO

Note: For the following peers, 12/31/18 data was not available, so the data above represents the most recent that is available for these peers: UCFC, SMMF, FMNB

★ 100% is the level considered heightened construction, land and land development concentration risk per supervisory guidance

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12/31/18. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land, and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD)

Peer financial institutions are used in this presentation. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples' Compensation Committee in analyzing and setting executive compensation for 2018.

Insurance & Investment Income Composition

Insurance Revenue *



Other
8.9%
P&C
Personal
Lines
14.9%
Life &
Health
15.4%
Performance
based **
9.8%
P&C
Commercial
Lines
56.1%

** Approximately 90% attributable to P&C Commercial Lines

Investment Revenue *



Employee
Benefits
15.7%
Brokerage
31.9%
Fiduciary
52.5%

* Trailing Twelve Months from 12/31/18

Total insurance revenue for the trailing twelve months from 12/31/18 = $ 14,812,000

Total investment revenue for the trailing twelve months from 12/31/18 = $ 12,543,000

Appendix

Non-US GAAP Measures

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR is defined as net interest income plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

($ in Thousands)	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	FY-17	FY-18
Income before income taxes	$ 14,340	$ 14,124	$ 8,904	$ 15,546	$ 16,367	$ 57,203	$ 54,941
Add: Provision for loan losses	1,115	1,983	1,188	1,302	975	3,772	5,448
Add: Loss on debt extinguishment	–	–	13	–	–	–	13
Add: Loss on OREO	105	5	–	–	30	116	35
Add: Loss on investment securities	–	–	147	–	–	–	147
Add: Loss on other assets	39	–	414	–	55	–	469
Add: Loss on other transactions	–	–	75	–	–	–	75
Less: Gain on OREO	–	–	14	–	–	–	14
Less: Gain on investment securities	764	1	–	–	–	2,983	1
Less: Gain on other assets	–	–	–	6	70	28	76
Less: Gain on other transactions	–	79	83	6	–	25	168
Pre-provision net revenue	**$ 14,835**	**$ 16,032**	**$ 10,644**	**$ 16,836**	**$ 17,357**	**$ 58,055**	**$ 60,869**
Average assets *(in millions)*	$ 3,562	$ 3,597	$ 3,898	$ 3,998	$ 3,991	$ 3,510	$ 3,872
Pre-provision net revenue to average assets (a)	1.65%	1.81%	1.10%	1.67%	1.73%	1.65%	1.57%

(a) Presented on an annualized basis

Non-US GAAP Measures

PRE-PROVISION NET REVENUE ADJUSTED FOR NON-CORE ITEMS

Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR adjusted for non-core items is defined as net interest income, excluding acquisition-related costs and pension settlement charges, plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

($ in Thousands)	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	FY-17	FY-18
Income before income taxes	$ 14,340	$ 14,124	$ 8,904	$ 15,546	$ 16,367	$ 57,203	$ 54,941
Add: Acquisition-related costs	341	149	6,056	675	382	341	7,262
Add: Pension settlement charges	242	–	–	176	91	242	267
Add: Provision for loan losses	1,115	1,983	1,188	1,302	975	3,772	5,448
Add: Loss on debt extinguishment	–	–	13	–	–	–	13
Add: Loss on OREO	105	5	–	–	30	116	35
Add: Loss on investment securities	–	–	147	–	–	–	147
Add: Loss on other assets	39	–	414	–	55	–	469
Add: Loss on other transactions	–	–	75	–	–	–	75
Less: Gain on OREO	–	–	14	–	–	–	14
Less: Gains on investment securities	764	1	–	–	–	2,983	1
Less: Gain on other assets	–	–	–	6	70	28	76
Less: Gains on other transactions	–	79	83	6	–	25	168
Pre-provision net revenue	**$ 15,418**	**$ 16,181**	**$ 16,700**	**$ 17,687**	**$ 17,830**	**$ 58,638**	**$ 68,398**
Average assets *(in millions)*	$ 3,562	$ 3,597	$ 3,898	$ 3,998	$ 3,991	$ 3,510	$ 3,872
Pre-provision net revenue to average assets (a)	1.72%	1.82%	1.72%	1.76%	1.77%	1.67%	1.77%

(a) Presented on an annualized basis

Non-US GAAP Measures

CORE NON-INTEREST INCOME

Core non-interest income is a financial measure used to evaluate Peoples' recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived.

($ in Thousands)	FY-15	FY-16	FY-17	FY-18
Total non-interest income	$ 46,382	$ 50,867	$ 55,573	$ 56,754
Less: net gain (loss) on investment securities	729	930	2,983	(146)
Less: net loss on asset disposals and other transactions	(1,788)	(1,133)	(63)	(334)
Total non-interest income, excluding gains and losses	$ 47,441	$ 51,070	$ 52,653	$ 57,234
Plus: core baking system conversion revenue waived	-	85	-	-
Core non-interest income excluding net gains and losses	**$ 47,441**	**$ 51,155**	**$ 52,653**	**$ 57,234**

($ in Thousands)	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18
Total non-interest income	$ 13,671	$ 13,717	$ 14,446	$ 13,739	$ 14,969	$ 13,255	$ 14,353	$ 14,177
Less: net gain (loss) on investment securities	$ 340	$ 18	$ 1,861	$ 764	$ 1	$ (147)	$ -	$ -
Less: net (loss) gain on asset disposals and other transactions	(3)	109	(25)	(144)	74	(405)	12	(15)
Total non-interest income, excluding gains and losses	$ 13,334	$ 13,590	$ 12,610	$ 13,119	$ 14,894	$ 13,807	$ 14,341	$ 14,192
Core non-interest income excluding net gains and losses	**$ 13,334**	**$ 13,590**	**$ 12,610**	**$ 13,119**	**$ 14,894**	**$ 13,807**	**$ 14,341**	**$ 14,192**

Non-US GAAP Measures

CORE NON-INTEREST EXPENSE

Core non-interest expense is a financial measure used to evaluate Peoples' recurring expense stream. This measure is non-US GAAP since it excludes the impact of core banking system conversion expenses, acquisition-related expenses, pension settlement charges, and other non-recurring expenses.

($ in Thousands)	FY-15	FY-16	FY-17	FY-18
Total non-interest expense	$ 115,081	$ 106,911	$ 107,975	$ 125,977
Less: system conversion expenses	-	1,259	-	-
Less: acquisition-related expenses	10,722	-	341	7,262
Less: pension settlement charges	459	-	242	267
Less: other non-core charges	592	-	-	-
Total non-core expenses	$ 11,773	$ 1,259	$ 583	$ 7,529
Core non-interest expense	**$ 103,308**	**$ 105,652**	**$ 107,392**	**$ 118,448**

($ in Thousands)	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18
Total non-interest expense	$ 27,331	$ 26,680	$ 26,558	$ 27,406	$ 28,221	$ 35,971	$ 30,829	$ 30,956
Less: acquisition-related expenses	-	-	-	341	149	6,056	675	382
Less: pension settlement charges	-	-	-	242	-	-	176	91
Total non-core expenses	$ -	$ -	$ -	$ 583	$ 149	$ 6,056	$ 851	$ 473
Core non-interest expense	**$ 27,331**	**$ 26,680**	**$ 26,558**	**$ 26,823**	**$ 28,072**	**$ 29,915**	**$ 29,978**	**$ 30,483**

Non-US GAAP Measures

EFFICIENCY RATIO

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and all losses. This measure is non-US GAAP since it excludes amortization of other intangible assets and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)	FY-15	FY-16	FY-17	FY-18
Total non-interest expense	$ 115,081	$ 106,911	$ 107,975	$ 125,977
Less: amortization of other intangible assets	4,077	4,030	3,516	3,338
Adjusted total non-interest expense (Efficiency ratio numerator)	**$ 111,004**	**$ 102,881**	**$ 104,459**	**$ 122,639**
Total non-interest income excluding net gains and losses	$ 47,441	$ 51,070	$ 52,653	$ 57,234
Net interest income	97,612	104,865	113,377	129,612
Add: fully tax-equivalent adjustment (a)	1,978	2,027	1,912	881
Net interest income on a fully tax-equivalent basis	$ 99,590	$ 106,892	$ 115,289	$ 130,493
Adjusted revenue (Efficiency ratio denominator)	**$ 147,031**	**$ 157,962**	**$ 167,942**	**$ 187,727**
Efficiency ratio	75.50%	65.13%	62.20%	65.33%

(a) Based on a 21% statutory federal corporate income tax rate for 2018 and a 35% statutory federal corporate income tax rate for prior periods.

Non-US GAAP Measures

EFFICIENCY RATIO

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and all losses. This measure is non-US GAAP since it excludes amortization of other intangible assets and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18
Total non-interest expense	$ 27,331	$ 26,680	$ 26,558	$ 27,406	$ 28,221	$ 35,971	$ 30,829	$ 30,956
Less: amortization of other intangible assets	863	871	869	913	754	861	862	861
Adjusted total non-interest expense (Efficiency ratio numerator)	**$ 26,468**	**$ 25,809**	**$ 25,689**	**$ 26,493**	**$ 27,467**	**$ 35,110**	**$ 29,967**	**$ 30,095**
Total non-interest income excluding net gains and losses	$ 13,334	$ 13,590	$ 12,610	$ 13,119	$ 14,894	$ 13,807	$ 14,341	$ 14,192
Net interest income	26,945	28,090	29,220	29,122	29,359	32,808	33,324	34,121
Add: fully tax-equivalent adjustment (a)	513	496	460	440	227	223	221	212
Net interest income on a fully tax-equivalent basis	$ 27,458	$ 28,586	$ 29,680	$ 29,562	$ 29,586	$ 33,031	$ 33,545	$ 34,333
Adjusted revenue (Efficiency ratio denominator)	**$ 40,792**	**$ 42,176**	**$ 42,290**	**$ 42,681**	**$ 44,480**	**$ 46,838**	**$ 47,886**	**$ 48,525**
Efficiency ratio	64.89%	61.19%	60.74%	62.07%	61.75%	74.96%	62.58%	62.02%

(a) Based on a 21% statutory federal corporate income tax rate for 2018 and a 35% statutory federal corporate income tax rate for prior periods.

Peoples BANCORP

Non-US GAAP Measures

EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS

The efficiency ratio adjusted for non-core items is defined as core non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus core non-interest income excluding all gains and losses. This amounts represents a non-US GAAP financial measure since it excludes the impact of all gains and/or losses, core banking system conversion revenue and expenses, acquisition-related expenses, pension settlement charges, and other non-recurring expenses in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)	FY-15	FY-16	FY-17	FY-18
Core non-interest expense	$ 103,308	$ 105,652	$ 107,392	$ 118,448
Less: amortization of other intangible assets	4,077	4,030	3,516	3,338
Adjusted core non-interest expense (Efficiency ratio numerator)	**$ 99,231**	**$ 101,622**	**$ 103,876**	**$ 115,110**
Core non-interest income excluding net gains and losses	$ 47,441	$ 51,155	$ 52,653	$ 57,234
Net interest income on a fully tax-equivalent basis (a)	$ 99,590	$ 106,892	$ 115,289	$ 130,493
Adjusted core revenue (Efficiency ratio denominator)	**$ 147,031**	**$ 158,047**	**$ 167,942**	**$ 187,727**
Efficiency ratio adjusted for non-core items	67.49%	64.30%	61.85%	61.32%

(a) Based on a 21% statutory federal corporate income tax rate for 2018 and a 35% statutory federal corporate income tax rate for prior periods.

Non-US GAAP Measures

EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS

The efficiency ratio adjusted for non-core items is defined as core non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus core non-interest income excluding all gains and losses. This amounts represents a non-US GAAP financial measure since it excludes the impact of all gains and/or losses, core banking system conversion revenue and expenses, acquisition-related expenses, pension settlement charges, and other non-recurring expenses in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18
Core non-interest expense	$ 27,331	$ 26,680	$ 26,558	$ 26,823	$ 28,072	$ 29,915	$ 29,978	$ 30,483
Less: amortization of other intangible assets	863	871	869	913	754	861	862	861
Adjusted core non-interest expense (Efficiency ratio numerator)	**$ 26,468**	**$ 25,809**	**$ 25,689**	**$ 25,910**	**$ 27,318**	**$ 29,054**	**$ 29,116**	**$ 29,622**
Core non-interest income excluding net gains and losses	$ 13,334	$ 13,590	$ 12,610	$ 13,119	$ 14,894	$ 13,807	$ 14,341	$ 14,192
Net interest income on a fully tax-equivalent basis (a)	$ 27,458	$ 28,586	$ 29,680	$ 29,562	$ 29,586	$ 33,031	$ 33,545	$ 34,333
Adjusted core revenue (Efficiency ratio denominator)	**$ 40,792**	**$ 42,176**	**$ 42,290**	**$ 42,681**	**$ 44,480**	**$ 46,838**	**$ 47,886**	**$ 48,525**
Efficiency ratio adjusted for non-core item	64.89%	61.19%	60.74%	60.71%	61.42%	62.03%	60.80%	61.04%

(a) Based on a 21% statutory federal corporate income tax rate for 2018 and a 35% statutory federal corporate income tax rate for prior periods.

Non-US GAAP Measures

TANGIBLE EQUITY TO TANGIBLE ASSETS AND TANGIBLE BOOK VALUE PER SHARE

Peoples uses tangible capital measures to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders' equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-US GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousands)	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18
Tangible Equity:					
Total stockholders' equity	$ 458,592	$ 456,815	$ 499,339	$ 504,290	$ 520,140
Less: goodwill and other intangible assets	144,576	143,820	163,953	163,401	162,085
Tangible equity	$ 314,016	$ 312,995	$ 335,386	$ 340,889	$ 358,055
Tangible Assets:					
Total assets	$ 3,581,686	$ 3,634,929	$ 3,972,091	$ 4,003,089	$ 3,991,454
Less: goodwill and other intangible assets	144,576	143,820	163,953	163,401	162,085
Tangible assets	$ 3,437,110	$ 3,491,109	$ 3,808,138	$ 3,839,688	$ 3,829,369
Tangible Equity to Tangible Assets:					
Tangible equity	$ 314,016	$ 312,995	$ 335,386	$ 340,889	$ 358,055
Tangible assets	$ 3,437,110	$ 3,491,109	$ 3,808,138	$ 3,839,688	$ 3,829,369
Tangible equity to tangible assets	9.14%	8.97%	8.81%	8.88%	9.35%
Tangible Book Value per Share:					
Tangible equity	$ 314,016	$ 312,995	$ 335,386	$ 340,889	$ 358,055
Common shares outstanding	18,287,449	18,365,035	19,528,952	19,550,014	19,565,029
Tangible book value per share	$ 17.17	$ 17.04	$ 17.17	$ 17.44	$ 18.30

Non-US GAAP Measures

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY

The return on average tangible stockholders' equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders' equity. This measure is non-US GAAP since it excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders' equity.

($ in Thousands)	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	FY-17	FY-18
Annualized Net Income Excluding Amortization of Other Intangible Assets:							
Net income	$ 9,001	$ 11,741	$ 7,892	$ 12,725	$ 13,897	$ 38,471	$ 46,255
Add: amortization of other intangible assets	913	754	861	862	861	3,516	3,338
Less: tax effect (a) of amortization of other intangible assets	320	158	181	181	181	1,231	701
Net income excluding amortization of other intangible assets	$ 9,594	$ 12,337	$ 8,572	$ 13,406	$ 14,577	$ 40,756	$ 48,892
Days in the period	92	90	91	92	92	365	365
Days in the year	365	365	365	365	365	365	365
Annualized net income	$ 35,710	$ 47,616	$ 31,655	$ 50,485	$ 55,135	$ 38,471	$ 46,255
Annualized net income excluding amortization of other intangible assets	$ 38,063	$ 50,033	$ 34,382	$ 53,187	$ 57,833	$ 40,756	$ 48,892
Average Tangible Stockholders' Equity:							
Total average stockholders' equity	$ 458,648	$ 454,232	$ 489,876	$ 501,785	$ 508,548	$ 450,379	$ 488,139
Less: average goodwill and other intangible assets	143,942	144,190	161,600	163,615	162,790	144,696	158,115
Average tangible stockholders' equity	$ 314,706	$ 310,042	$ 328,276	$ 338,170	$ 345,758	$ 305,683	$ 330,024

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2018 periods, and a 35% federal statutory tax rate for all other periods shown.

Non-US GAAP Measures

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY

Continued from previous slide.

($ in Thousands)	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	FY-17	FY-18
Return on Average Stockholders' Equity Ratio:							
Annualized net income	$ 35,710	$ 47,616	$ 31,655	$ 50,485	$ 55,135	$ 38,471	$ 46,255
Average stockholders' equity	$ 458,648	$ 454,232	$ 489,876	$ 501,785	$ 508,548	$ 450,379	$ 488,139
Return on average stockholders' equity	7.79%	10.48%	6.46%	10.06%	10.84%	8.54%	9.48%
Return on Average Tangible Stockholders' Equity Ratio:							
Annualized net income excluding amortization of other intangible assets	$ 38,063	$ 50,033	$ 34,382	$ 53,187	$ 57,833	$ 40,756	$ 48,892
Average tangible stockholders' equity	$ 314,706	$ 310,042	$ 328,276	$ 338,170	$ 345,758	$ 305,683	$ 330,024
Return on average tangible stockholders' equity	12.09%	16.14%	10.47%	15.73%	16.73%	13.33%	14.81%

Non-US GAAP Measures

RETURN ON AVERAGE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS

The return on average stockholders' equity adjusted for non-core items represents an non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, acquisition-related expenses and pension settlement charges.

($ in Thousands)	Q3-18	Q4-18	FY-17	FY-18
Return on average stockholders' equity:				
Annualized net income	$ 50,485	$ 55,135	$ 38,471	$ 46,255
Total average stockholders' equity	501,785	508,548	450,379	488,139
Return on average stockholders' equity	10.06%	10.84%	8.54%	9.48%
Return on average stockholders' equity adjusted for non-core items:				
Net income	$ 12,725	$ 13,897	$ 38,471	$ 46,255
Add: net loss on investment securities, net of tax (a)	-	-	-	115
Less: net gain on investment securities, net of tax (a)	-	-	(1,939)	-
Add: net loss on asset disposals and other transactions, net of tax (a)	-	12	41	264
Les: net gain on asset disposals and other transactions, net of tax (a)	(9)	-	-	-
Add: acquisition-related expenses, net of tax (a)	533	302	222	5,737
Add: pension settlement charges, net of tax (a)	139	72	157	211
Less: release of deferred tax asset valuation allowance	-	(805)	-	(805)
Less: impact of Tax Cuts and Jobs Act on deferred tax liability	-	-	-	(705)
Add: impact of Tax Cuts and Jobs Act on deferred tax assets	-	-	897	-
Net income adjusted for non-core items	$ 13,388	$ 13,478	$ 37,849	$ 51,072
Annualized net income adjusted for non-core items	$ 53,115	$ 53,473	$ 37,849	$ 51,072
Total average stockholders' equity	501,785	508,548	450,379	488,139
Return on average stockholders' equity adjusted for non-core items	10.59%	10.51%	8.40%	10.46%

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2018 periods and 35% for the 2017 period.

Peoples BANCORP®

Non-US GAAP Measures

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS

The return on average tangible stockholders' equity adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, the after tax impact of all gains and losses, acquisition-related expenses and pension settlement charges, and the after-tax impact of amortization of other intangible assets from earnings, and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders' equity.

($ in Thousands)	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	FY-17	FY-18
Return on average tangible stockholders' equity:							
Annualized net income excluding amortization of other intangible assets	$ 38,063	$ 50,033	$ 34,382	$ 53,187	$ 57,833	$ 40,756	$ 48,892
Total average tangible stockholders' equity	314,706	310,042	328,276	338,170	345,758	305,683	330,024
Return on average tangible stockholders' equity	12.09%	16.14%	10.47%	15.73%	16.73%	13.33%	14.81%
Return on average tangible stockholders' equity adjusted for non-core items:							
Net income excluding amortization of other intangible assets	$ 9,594	$ 12,337	$ 8,572	$ 13,406	$ 14,577	$ 40,756	$ 48,892
Add: net loss on investment securities, net of tax (a)	-	-	116	-	-	-	115
Less: net gain on investment securities, net of tax (a)	(497)	(1)	-	-	-	(1,939)	-
Add: net loss on asset disposals and other transactions, net of tax (a)	94	-	320	-	12	41	264
Les: net gain on asset disposals and other transactions, net of tax (a)	-	(58)	-	(9)	-	-	-
Add: acquisition-related expenses, net of tax (a)	222	118	4,784	533	302	222	5,737
Add: pension settlement charges, net of tax (a)	157	-	-	139	72	157	211
Less: release of deferred tax asset valuation allowance	-	-	-	-	(805)	-	(805)
Less: impact of Tax Cuts and Jobs Act on deferred tax liability	-	(705)	-	-	-	-	(705)
Add: impact of Tax Cuts and Jobs Act on deferred tax assets	897	-	-	-	-	897	-
Net income excluding amortization of other intangible assets adjusted for non-core items	$ 10,467	$ 11,691	$ 13,792	$ 14,069	$ 14,158	$ 40,134	$ 53,709
Annualized net income excluding amortization of other intangible assets adjusted for non-core items	$ 41,527	$ 47,414	$ 55,320	$ 55,817	$ 56,170	$ 40,134	$ 53,709
Total average tangible stockholders' equity	314,706	310,042	328,276	338,170	345,758	305,683	330,024
Return on average tangible stockholders' equity adjusted for non-core items	13.20%	15.29%	16.85%	16.51%	16.25%	13.13%	16.27%

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2018 periods and 35% for the 2017 period.

Peoples BANCORP®

Non-US GAAP Measures

RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS

The return on average assets adjusted for non-core items represents an non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, acquisition-related expenses and pension settlement charges.

($ in Thousands)	Q4-17	Q1-18	Q2-18	Q3-18	Q4-18	FY-17	FY-18
Return on average assets:							
Annualized net income	$ 35,710	$ 47,616	$ 31,655	$ 50,485	$ 55,135	$ 38,471	$ 46,255
Total average assets	3,562,243	3,597,043	3,897,957	3,998,254	3,990,989	3,510,274	3,871,832
Return on average assets	1.00%	1.32%	0.81%	1.26%	1.38%	1.10%	1.19%
Return on average assets adjusted for non-core items:							
Net income	$ 9,001	$ 11,741	$ 7,892	$ 12,725	$ 13,897	$ 38,471	$ 46,255
Add: net loss on investment securities, net of tax (a)	-	-	116	-	-	-	115
Less: net gain on investment securities, net of tax (a)	(497)	(1)	-	-	-	(1,939)	-
Add: net loss on asset disposals and other transactions, net of tax (a)	94	-	320	-	12	41	264
Less: net gain on asset disposals and other transactions, net of tax (a)	-	(58)	-	(9)	-	-	-
Add: acquisition-related expenses, net of tax (a)	222	118	4,784	533	302	222	5,737
Add: pension settlement charges, net of tax (a)	157	-	-	139	72	157	211
Less: release of deferred tax asset valuation allowance	-	-	-	-	(805)	-	(805)
Less: impact of Tax Cuts and Jobs Act on deferred tax liability	-	(705)	-	-	-	-	(705)
Add: impact of Tax Cuts and Jobs Act on deferred tax assets	897	-	-	-	-	897	-
Net income adjusted for non-core items	$ 9,874	$ 11,095	$ 13,112	$ 13,388	$ 13,478	$ 37,849	$ 51,072
Annualized net income adjusted for non-core items	$ 39,174	$ 44,996	$ 52,592	$ 53,115	$ 53,473	$ 37,849	$ 51,072
Total average assets	3,562,243	3,597,043	3,897,957	3,998,254	3,990,989	3,510,274	3,871,832
Return on average assets adjusted for non-core items	1.10%	1.25%	1.35%	1.33%	1.34%	1.08%	1.32%

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2018 periods and 35% for the 2017 period.

Peoples BANCORP